CAPITAL MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2019
CAPITAL MANAGEMENT
Schedule of capital structure

	2018		2019
	Amount	Portion	Amount	Portion
Short-term debts	4,043	2.83%	8,705	5.22%
Long-term debts	40,039	28.04%	58,252	34.93%
Total debts	44,082	30.87%	66,957	40.15%
Equity attributable to owners of the parent company	98,739	69.13%	99,796	59.85%
Total	142,821	100.00%	166,753	100.00%

Schedule of debt-to-equity ratio

	2018	2019
Total interest-bearing debts	44,082	66,957
Less: cash and cash equivalents	(17,435)	(18,241)
Net debts	26,647	48,716
Total equity attributable to owners of the parent company	98,739	99,796
Net debt-to-equity ratio	26.99%	48.82%